SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K



                         Current Report
               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):  September 5,
1995




                         Xylogics, Inc.


     (Exact name of registrant as specified in its charter)



                            Delaware


         (State or other jurisdiction of incorporation)




    0-15487                                  04-2669596

(Commission File Number)         (IRS Employer Identification No.)




53 Third Avenue, Burlington, Massachusetts              01803

(Address of principal executive offices)               (Zip Code)




Registrant's Telephone Number, including area code:  (617) 272-8140




                               N/A

  (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On September 5, 1995, Xylogics, Inc. (the "Registrant") signed a binding agreement with Bay Networks, Inc., a Delaware corporation ("Bay"), for the acquisition of the Registrant by Bay. The Registrant also amended the Rights Agreement by and between the Registrant and The First National Bank of Boston, N.A., as Rights Agent, in connection with the signing of the binding agreement with Bay. A copy of the amendment is attached as Exhibit 10.

     For additional information regarding this event, see the Press Release attached as Exhibit 99.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.  See Exhibit Index.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




XYLOGICS, INC.
(Registrant)



/s/ Maurice L. Castonguay
Maurice L. Castonguay
Vice President, Finance



September 8, 1995
Date

                          Exhibit Index

Exhibit                                                Page No.


10      Amendment No. 1 to Rights Agreement dated
        September 5, 1995 between Xylogics, Inc.
        and The First National Bank of Boston

99      Press Release dated September 5, 1995
        Announcing Acquisition by Bay Networks,
        Inc.

                           Exhibit 10

                         AMENDMENT NO. 1
                               TO
                        RIGHTS AGREEMENT


     This AMENDMENT NO. 1 TO RIGHTS AGREEMENT (the "Amendment") is entered into as of the 5th day of September, 1995 between Xylogics, Inc., a Delaware corporation (the "Company"), and The First National Bank of Boston, a national banking association (the "Rights Agent"). Capitalized terms not otherwise defined herein shall have the meanings given them in the Rights Agreement (as defined below).

                            RECITALS

     WHEREAS, the Board of Directors has determined that it is in the best interests of the Company to amend the Rights Agreement as set forth herein immediately prior to and in connection with the execution of (i) that certain Agreement and Plan of Merger dated as of September 5, 1995, as the same may be amended from time to time (the "Merger Agreement") among Bay Networks, Inc., a Delaware corporation ("Bay Networks"), Branch Merger Co., Inc., a Delaware corporation and a wholly-owned subsidiary of Bay Networks ("Branch"), and the Company (pursuant to which Merger Agreement, among other things, Branch shall merge with and into the Company (the "Merger")), and (ii) that certain Stock Option Agreement dated as of September 5, 1995, as the same may be amended from time to time (the "Option Agreement"), between Bay Networks and the Company (pursuant to which Option Agreement, among other things, the Company shall grant to Bay Networks an option (the "Option") to purchase up to 345,000 shares of Common Stock of the Company).

     WHEREAS, the Company has requested that the Rights Agreement be amended in accordance with Section 27 of the Rights Agreement, as set forth herein, and the Rights Agent is willing to amend the Rights Agreement as set forth herein.

                            AGREEMENT

     NOW, THEREFORE, the parties, intending to be legally bound, hereby agree as follows:

     1. Section 1 of the Rights Agreement is hereby amended to add thereto a new Section 1(al), which shall read in its entirety as follows:

          "(al) "Permitted Offer" shall mean a tender or exchange offer for all outstanding shares of Common Stock of the Company, provided that (x) such offer constitutes a Superior Proposal (as such term is defined in the Agreement and Plan of Merger dated as of September 5, 1995, as the same may be amended from time to time, among Bay Networks, Inc., a Delaware corporation ("Bay Networks"), Branch Merger Co., Inc., a Delaware corporation and a wholly-owned subsidiary of Bay Networks ("Branch"), and the Company (the "Merger Agreement"), pursuant to which Merger Agreement, among other things, Branch shall merge with and into the Company (the "Merger")), (y) the Board of Directors of the Company affirmatively recommends that the holders of Common Stock of the Company accept such offer and (z) such offer is consummated after the earlier of the Xylogics Stockholders' Meeting (as defined in the Merger Agreement) or March 4, 1996."

     2. Section 7(a) of the Rights Agreement is hereby amended to read in its entirety as follows:

          "(a) Subject to Section 7(e) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of Units (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earlier of (i) the Final Expiration Date,
     (ii) the time at which the Rights are redeemed as provided in
     Section 23 hereof, (iii) the time at which such Rights are exchanged as provided in Section 24 hereof or (iv) immediately prior to the Effective Time (as defined in the Merger Agreement) (the earlier of (i), (ii), (iii) and (iv) being herein referred to as the "Expiration Date")."

     3. Section 11(a)(ii)(B) of the Rights Agreement is hereby amended to read in its entirety as follows:

          "(B) any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan), alone or together with its Affiliates and Associates, shall, at any time after the Rights Dividend Declaration Date, become the Beneficial Owner of 25% or more of the shares of Common Stock then outstanding, unless the event causing the 25% threshold to be crossed (x) is a transaction set forth in Section 13(a) hereof, (y) is a Permitted Offer, or (z) following the termination of the Merger Agreement, is an acquisition of shares of Common Stock pursuant to a tender offer or an exchange offer for all outstanding shares of Common Stock at a price and on terms determined by at least a majority of the Continuing Directors and a majority of the Independent Directors, after receiving advice from one or more investment banking firms, to be (a) at a price that is fair to stockholders (taking into account all factors which the Continuing Directors and Independent Directors deem relevant including, without limitation, prices which could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value) and
     (b) otherwise in the best interests of the Company and its stockholders, or"

     4. Section 35 of the Rights Agreement is hereby added as follows:

          "35. Bay Networks Transactions. Notwithstanding any provision of this Rights Agreement to the contrary, no Distribution Date, Stock Acquisition Date or Triggering Event shall be deemed to have occurred, neither Bay Networks nor any Affiliate or Associate of Bay Networks shall be deemed to have become an Acquiring Person and no holder of Rights shall be entitled to exercise such Rights under or be entitled to any rights pursuant to Section 7(a), 11(a) or 13(a) of this Rights Agreement by reason of (x) the approval, execution, delivery or effectiveness of the Merger Agreement, (y) the approval, execution, delivery or effectiveness of the Stock Option Agreement (the "Option Agreement") between Bay Networks and the Company dated as of September 5, 1995, as the same may be amended from time to time (pursuant to which Option Agreement, among other things, the Company shall grant to Bay Networks an option (the "Option") to purchase up to 345,000 shares of Common Stock of the Company) or (z) the consummation of the transactions contemplated under the Merger Agreement or the Option Agreement in accordance with the terms thereof (including, without limitation, the consummation of the Merger and the exercise of the Option), provided that if, after September 5, 1995, Bay Networks or any of its Subsidiaries or any of their respective directors becomes the Beneficial Owner of any shares of Common Stock of the Company (other than by reason of the approval, execution, delivery or effectiveness of the Merger Agreement or the Option Agreement or the consummation of any of the transactions contemplated thereby), or if Bay Networks finances the purchase of Common Stock of the Company by any Affiliate or Associate of Bay Networks, the provisions of this Section 35 (other than this proviso) shall not be applicable."

     5. This Amendment shall be deemed effective as of September 5, 1995 as if executed by both parties on such date.
Except as amended hereby, the Rights Agreement shall remain unchanged and shall remain in full force and effect.

     6. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized representatives as of the date first above written.

                              XYLOGICS


                              By: /s/ Bruce I. Sachs
                                 Name: Bruce I. Sachs
                                 Title: President and Chief
                                        Executive Officer


                              THE FIRST NATIONAL BANK OF BOSTON


                              By: /s/ Katherine S. Anderson
                                 Name: Katherine S. Anderson
                                 Title: Administration Manager

                           Exhibit 99

FOR IMMEDIATE RELEASE              Contact:  Chris Carleton
                                        Bay Networks, Inc.
                                        508-436-3706
                                        ccarleto@baynetworks.com


                BAY NETWORKS TO ACQUIRE XYLOGICS

              A LEADER IN ENTERPRISE REMOTE ACCESS

- Strategic Acquisition Addresses Expanding Market Requirements -


     SANTA CLARA, Calif., September 6, 1995 -- Bay Networks (Nasdaq: BNET) today announced that it has signed a binding agreement to acquire Xylogics, Inc. (Nasdaq: XLGX), a publicly held company headquartered in Burlington, Massachusetts. Xylogics is a technology and market leader in enterprise remote access, offering remote users and offices transparent corporate-wide access to networking resources.
     Under the terms of the agreement, Bay Networks will exchange
1.05 shares of its common stock for each outstanding share of Xylogics' common stock. Based on the closing price of Bay Networks' stock of $50.25 on September 5, 1995, the transaction is valued at approximately $330 million.
     Xylogics will become an independent operating unit of Bay Networks and will continue to focus on the remote access market. Existing Xylogics management will continue to manage Xylogics as a Bay Networks' business unit. Xylogics' president and CEO, Bruce Sachs, will become president and general manager of Xylogics business unit and report directly to Bay Networks president and CEO, Andy Ludwick.
     This acquisition supports Bay Networks' view of extending the backbone network beyond the branch office, bringing the enterprise closer to remote users and customers. Xylogics' technology leadership includes award-winning analog remote access and ISDN routing products -- key to on-line access to corporate information and services such as the Internet. Xylogics' unique focus on remote access for the enterprise, such as universal client access and channelized TI technology, is strategically a strong fit with Bay Networks' leading LAN/WAN backbone solutions. Recognizing these complementary strategies, Bay Networks and Xylogics started an OEM relationship in 1993, and Xylogics' remote access server technology is now shipping in Bay Networks 5000 Network Center platform.
     "Bay Networks is strongly positioned in the enterprise LAN and WAN backbone market with solutions that reach from the network center to the branch office," said Paul J. Severino, Bay Networks' chairman. "Xylogics' award-winning Remote Annex remote access servers and new Nautica line of ISDN products, combined with the company's skills and technology in delivering highly scaleable solutions, and a very complementary fit strategically with our core enterprise business. This acquisition is fully supportive of our objective to provide customers with communications way beyond the enterprise."
     Organizations are experiencing a major strategic shift from departmental-only to enterprise-wide remote access, motivated in part by the need to better manage and secure access to enterprise applications. In addition, the business initiative to move information closer to its customers has driven the need for applications and network infrastructure that are remote access-ready.
     The rapid growth in the remote access market is a result of: increased business mobility; the move to telecommuting; reduced cost of ownership of both product and WAN services; widespread adoption of remote access standards, such as PPP; and integrated network operating system support, including Windows 95. According to industry analyst IDC, the worldwide market for non-PC based remote access servers is expected to grow from $345 million in 1994 to $1 billion by 1998. Xylogics' 1994 worldwide market share, by ports shipped, is 21.2 percent, according to analyst In-Stat Services.
     "Our universal remote access strategy has been a key Xylogics differentiator in addressing the expanding needs of our corporate customers," said Bruce Sachs, Xylogics' president and CEO. "As a division of Bay Networks, Xylogics will have the financial and channel strength to more aggressively broaden our deployment of network access products, technologies and services. In addition, Bay Networks' complementary products and technology will further our strategy of delivering enterprise-wide solutions. We are excited about providing our shareholders the opportunity to continue their ownership interest in the combined companies."
     Xylogics acquired Scorpion Logic, a UK-based ISDN router company, in April 1995. Xylogics is shipping the award-winning Scorpion router family for mid-size corporate networks (both leased-line and ISDN) today in Europe, and will commence shipment in the U.S. in September 1995.
     The Boards of Directors of both companies have approved the merger agreement. The stock-for-stock merger is expected to be a tax-free reorganization and accounted for as a pooling of interests. The agreement is subject to approval by Xylogics' stockholders and standard antitrust clearances. A registration statement/proxy statement for this merger must be filed with the SEC and consummation of the merger is currently anticipated to occur in the fourth calendar quarter of 1995. As part of the transaction, Xylogics has granted Bay Networks an option to purchase a number of shares equal to approximately 6.3 percent of Xylogics' outstanding shares, under certain circumstances.
     Xylogics, headquartered in Burlington, Mass., with offices in the UK, France, Germany, and the Far East, offers a complete line of award-winning analog and ISDN remote access products that provide remote users and offices transparent access to corporate networking resources. In addition, Xylogics supplies network access products to the leading hub vendors including Bay Networks, as well as a number of other computer networking manufacturers. Xylogics products are sold by 250+ resellers worldwide.
     Bay Networks, Inc. is a leading worldwide supplier of a full range of highly available, multiprotocol routers, intelligent hubs, high-speed switches, and sophisticated network management products for organizations building enterprise-wide information internetworks. The company was established in October 1994 with a merger of SynOptics Communications and Wellfleet Communications, and now has combined revenues in excess of $1.3 billion for its most recent year. With more than 1,000 resellers and over 1,200 direct sales and service personnel worldwide, Bay Networks markets and supports its comprehensive product suite in 110 offices, providing 7x24 global support. Bay Networks' World Wide Web address is: http://www.baynetworks.com.